Exhibit 10.125: Certain confidential information in this Exhibit 10.125 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

ADDENDUM

This Addendum amends, and is hereby incorporated into, the July 14, 2005 Agreement (the “Agreement”) between The Gap, Inc. and specific related entities on the one hand (collectively, “Company”), and Inter Parfums, Inc. and Inter Parfums USA, LLC on the other hand (individually or collectively, “Vendor”). Except as expressly amended herein, all other terms and conditions of the Agreement remain in full force and effect.

RECITALS

WHEREAS, pursuant to Section 2.3 of the Agreement, Company and Vendor desire to extend the Agreement to include Gap Outlet and Banana Republic Factory Stores (collectively the “Outlet Brands”) in North America based on the same terms and conditions contained in the Agreement, except as stated below;

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, Company and Vendor hereby amend the Agreement as follows:

1.	Definitions

1.3	“Authorized Representative” shall also mean a representative designated by Company to be the primary point of contact with Vendor with respect to the Agreement for the Outlet Brands.

1.4a	“Banana Republic Factory Stores Brand” shall mean the Banana Republic Factory Stores brand owned by Company.

1.12	“Company Product(s)” shall also include those Personal Care Products and Home Fragrance Products that are developed for Company by Vendor pursuant to this Addendum.

1.13	“Company Stores” shall also mean Gap Outlet and Banana Republic Factory Stores in the United States, including Puerto Rico, and Canada.

1.18
“Existing Product” shall also include Company Personal Care Products or Home Fragrance Products developed or sold by Company through Gap Outlet or Banana Republic Factory Stores prior to the sale of Approved Company Products pursuant to the terms of this Addendum.

1.20a	“Gap Outlet Brand” shall mean the Gap Outlet brand owned by Company.

1.24	“Initial Launch” shall also mean the first delivery of Approved Company Product for sale in Company Stores for the Outlet Brands.

1.29a	“Outlet Retail at Regular Price” shall mean [_______________________][1] of the Initial Retail Value for Outlet Brand Company Products.

2.	SCOPE OF THE AGREEMENT

2.1
General Scope of Agreement. The Outlet Brands are now expressly included within the Scope of the Agreement based on the same terms and conditions that govern the relationship with the Gap and Banana Republic Brands. In addition, for the Outlet Brands, Vendor shall also develop, produce, manufacture and distribute, at Vendor’s sole cost and expense, all Existing Products sold by the Outlet Brands subject to the same terms and conditions as apply to Company Products, except as otherwise stated below.

3.	GAP BEAUTY DIVISION AT INTER PARFUMS

3.2(b)
President and Chief Operating Officer of Gap Beauty; Principal Contact. The President of Gap Beauty shall also be the principal point of contact with Company on issues related to the relationship with the Outlet Brands.

3.3
Dedicated Brand Teams and Key Representatives. Vendor shall also maintain within Gap Beauty a dedicated team for the Outlet Brands (collectively), to be led by a Key Representative based on the same terms and conditions established for the Gap and Banana Republic Brands. Ultimately, the Outlet Brands team shall be comprised of approximately [_____________________][2] people.

3.8	Product Training. Vendor shall also provide, on the same terms and conditions specified in the Agreement, a minimum of [_____________________][3] full-time trainer for the Outlet Brands.

4.	PRODUCT DEVELOPMENT

4.1
General Scope. Vendor shall also develop Personal Care Products and Home Fragrance Products under the Outlet Brands based on the same terms and conditions contained in the Agreement, with the exception being that all product development meetings between Company and Vendor regarding the Outlet Brands shall occur in Company’s San Francisco headquarters, at Vendor’s expense.

1 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:1.
2 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:2.
3 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:3.

4.3	Brand Familiarization. Vendor shall also familiarize itself with the Outlet Brands on the same terms and conditions contained in the Agreement.

4.5(a)(2) Annual Planning; Development of Annual Plan and Product Development Plan. The Key Milestones for the Initial Launch for the Outlet Brands will be based on the same schedule set forth in the Agreement for the Banana Republic Brand, based off the Outlet Brands’ Initial Launch date, estimated to be October 1, 2006.

4.5(d)
Annual Planning. By no later than three (3) months following the Initial Launch for each Outlet Brand, and based on the same terms and conditions contained in the Agreement, the Banana Republic Factory Stores Brand and the Gap Outlet Brand are anticipated to be selling in their Company Stores a minimum of [_______________________][4] SKUs of Company Products, respectively (the Initial SKU Commitment for the Outlet Brands). All other terms and conditions apply.

7.	MANUFACTURE OF APPROVED COMPANY PRODUCTS

7.4(a)
Discontinuation of Approved Company Products Without Cause. This Section remains unchanged, except that, for any Existing Product that Inter Parfums may produce for the Banana Republic Factory Stores Brand, instead of [___________________][5] advance notice, Company shall provide [_______________________][6] advance notice to Vendor without liability if Company chooses to discontinue the manufacture or sale of such Existing Product.

9.	TERMS AND CONDITIONS OF PURCHASE

9.1	Purchase Price. For all Approved Company Products developed, produced, manufactured and distributed by Vendor for and received at the Outlet Brands, Company shall pay Vendor as follows:

(a)	for Gap Outlet:

(i)Existing Product, [_______________________]7 of the Outlet Retail at Regular Price; and

(ii)Gap Outlet Brand Company Products Approved under this Addendum, [_______________________]8 of the Outlet Retail at Regular Price;

4 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:4.
5 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:5.
6 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:6.
7 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:7.

(b)	for Banana Republic Factory Stores:

(i)Existing Product, [_______________________]9 of the Outlet Retail at Regular Price; and

(ii)Banana Republic Factory Store Brands Company Product Approved under this Addendum, [_______________________]10 of the Outlet Retail at Regular Price.

11.	INTELLECTUAL PROPERTY

11.2
Grant of License to Manufacture. The parties also agree that nothing in this license is meant to preclude Company from using Company Intellectual Property in connection with its Gap Outlet Brand and Banana Republic Factory Stores businesses.

14.	TERM AND TERMINATION

14.2
Automatic Extensions. The extension of the Agreement for the Outlet Brands shall be tied to the terms and conditions regarding extension for the Gap and Banana Republic Brands. In other words, if an extension is triggered for the Gap Brand, it shall be triggered for the Gap Outlet Brand as well. The same is true for the Banana Republic Brand.

14.3
Company’s Option to Extend. In the event that either or both Automatic Extensions are not triggered for the Gap and/or the Banana Republic Brands, the Gap Outlet Brand and the Banana Republic Factory Stores Brand shall each have the option, in its sole discretion, to choose to extend the Agreement for a two- (2)-year period, whether or not the Gap Brand or Banana Republic Brands choose to extend the Agreement.

14.5(x)	Events of Default. The Outlet Brands shall each also have the option, respectively, to immediately terminate the Agreement or particular Company Product lines or categories.

15.	GENERAL PROVISIONS

8 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:8.
9 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:9.
10 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.125:10.

15.4	Dispute Resolution. The Authorized Representatives of Company and Key Representatives of Vendor for the Outlet Brands shall also participate in the informal attempts at dispute resolution.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by signing below:

The Gap, Inc.		Inter Parfums, Inc.

By:	/s/ Cynthia Harriss	By:	/s/ Russell Greenberg
	Name: Cynthia Harriss		Name: Russell Greenberg
	Title: President		Title: Executive Vice President
	Date:		Date:

Inter Parfums USA, LLC
The Gap, Inc., Outlet Division		Inter Parfums, Inc., Sole Member

By:	/s/ Diane Neal	By:	/s/ Russell Greenberg
	Name: Diane Neal		Name: Russell Greenberg
	Title: President		Title: Executive Vice President Inter Parfums, Inc.
	Date:		Date:

Banana Republic LLC

By:	/s/ Marka Hansen
Name: Marka Hansen
Title: President
Date:

Gap (Apparel) LLC

By:	/s/ Cynthia Harriss
Name: Cynthia Harriss
Title: President, Gap Inc.
Date:

GAP (ITM), Inc.

By:	/s/ Cynthia Harriss
Name: Cynthia Harriss
Title: President, Gap Inc.
Date:

Banana Republic (Apparel) LLC

By:	/s/ Marka Hansen
Name: Marka Hansen
Title: President, Banana Republic
Date:

Banana Republic (ITM), Inc.

By:	/s/ Marka Hansen
Name: Marka Hansen
Title: President, Banana Republic
Date:

Gap (Canada) Inc.

By:	/s/ Cynthia Harriss
Name: Cynthia Harriss
Title: President, Gap Inc.
Date:

Gap (Puerto Rico), Inc.

By:	/s/ Cynthia Harriss
Name: Cynthia Harriss
Title: President, Gap Inc.
Date: